Exhibit 99.1

Cinedigm Announces Second Quarter Fiscal 2018 Financial Results

LOS ANGELES (November 16, 2017) - Cinedigm Corp. (NASDAQ: CIDM) today announced financial results for the second quarter Fiscal Year 2018, which ended September 30, 2017.

Financial Summary

Results for Second Quarter 2018:

•	Consolidated revenues were $16.3 million
•	Content and Entertainment revenues were $6.3 million
•	Consolidated Adjusted EBITDA was $5.9 million
•	Consolidated debt reduction for the quarter and year to date is $17.9 million and $24.8 million respectively

Second Quarter Highlights

•	Subsequent to quarter end, on November 1st Cinedigm closed the previously announced Bison Capital investment in Cinedigm. Bison Capital now beneficially owns a majority of the outstanding Class A Common Stock
•	Also subsequent to quarter end, in the first week of November, the Company eliminated the entire remaining approximately $46.8 million in convertible notes on the balance sheet, completing the full retirement of all of the $64.0 million in notes existing a year ago
•	During the quarter, the Company paid down nearly $8.1 million in non-recourse debt related to the Digital Cinema business, for the year $15.0 million
•	The Company announced plans to significantly extend the availability of its fast-growing OTT services by supporting Google’s Chromecast and Android TV Platforms, as well as Amazon Fire TV for the first time, expanding reach by over 60+ million potential consumers
•	The Company’s OTT group has focused on completing a substantial upgrade of technical and distribution infrastructure to support three imminent deals with major MVPDs and Telcos, which are expected to go live in the second half of Fiscal Year 2018
•	The Company announced the launch of Dove KIDS, a 24/7 Programmed Children’s Network featuring children’s movies, television series, animation, and educational programming geared at kids 5-12 years of age
•	The Company closed a significant distribution deal to embed our OTT Networks with a “top three” CE Device manufacturer. The deal will afford us critical placement usually only available to companies like Netflix, Amazon and Hulu, and reflects the rising consumer value manufacturers, telcos, and MSOs are placing on our portfolio of channels
•	The Company launched The Dove Channel on the Amazon Fire TV platform, which according to eMarketer, has a reach of over 39 million viewers a month
•	The Company made the first international launch of their OTT business by bringing the Dove channel into Canada on iOS and Android, and subsequent to quarter end, on Roku

•	Subsequent to quarter end, the Company announced Dove Channel is now available on Android TV. The launch expands Dove’s presence on Android TV’s fast growing ecosystem of connected televisions and set top boxes, with an estimated install base of over 28 million devices
•	Last week, the Company announced it has rolled out a 24/7 channel of its OTT service CONtv on the popular social video service Twitch. The new Twitch channel (www.twitch.tv/CONtv) reflects Cinedigm’s ongoing commitment to redefining the television viewing experience by providing viewers with both a “lean-back” and a curated on-demand option

“We are very pleased to have completed the game-changing Bison transaction on November 1, 2017,” said Chris McGurk, Cinedigm Chairman and CEO. “Bison’s investment has already strengthened our balance sheet and provided capital for growth. Looking ahead, we plan to further enhance our balance sheet, reducing high interest debt and annual interest expense while increasing liquidity. Strategically, the Bison investment will be the catalyst to create a unique competitive position for Cinedigm as a key independent content studio in both North America and China, the world’s largest and fastest growing major entertainment markets, respectively. Cinedigm will be strongly positioned to take advantage of the booming OTT business, the fastest growing entertainment distribution channel.”

“With the Bison closing now behind us, we can turn our attention to optimizing and leveraging our new strategic relationship with them in China, the U.S. and across other international territories,” said Jeffrey Edell, Chief Financial Officer.  “Our much improved balance sheet with greatly reduced debt leverage now positions us nicely to take advantage of content and distribution opportunities worldwide as we move from a seasonally slow period into our highest sales quarter. We look forward to further enhancements to our balance sheet as we plan on reducing higher interest loans to continue freeing up additional cash flows to invest in our various business initiatives while we continue aggressively managing our cost structure.”

Adjusted EBITDA is defined by the Company for the periods presented to be earnings before interest, taxes, depreciation and amortization, other income, net, goodwill impairment, litigation related expenses and recoveries, stock-based compensation and expenses, restructuring, transition and acquisitions expenses, net, and certain other items. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation in the tables attached to this release of loss from continuing operations calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”) to Adjusted EBITDA. Adjusted EBITDA is not a measurement of financial performance under GAAP and may not be comparable to other similarly titled measures of other companies. The Company calculated and communicated Adjusted EBITDA in the tables because the Company’s management believes it is of importance to investors and lenders by providing additional information with respect to the performance of its fundamental business activities. Management presents Adjusted EBITDA because it believes that Adjusted EBITDA is a useful supplement to net loss as an indicator of operating performance. Management also believes that Adjusted EBITDA is an industry-wide financial measure that is useful both to management and investors when evaluating the Company’s performance and comparing our performance with the performance of our competitors. Management also uses adjusted EBITDA for planning purposes, as well as to evaluate the Company’s performance because it believes that adjusted EBITDA more accurately reflects the Company’s results, as it excludes certain items, such as stock-based compensation charges, that management believes are not indicative of the Company’s operating performance. The Company believes that Adjusted EBITDA is a performance measure and not a liquidity measure. Adjusted EBITDA should not be considered as an alternative to operating or net loss as an indicator of performance or as an alternative to cash flows from operating activities as an indicator of cash flows, in each case as determined in accordance with GAAP, or as a measure of liquidity.  In addition, adjusted EBITDA does not take into account changes in certain assets and liabilities as well as interest and income taxes that can affect cash flows.  The Company’s calculation of Adjusted EBITDA may or may not be consistent with the calculation of this measure by other companies in the same industry. Investors should not view Adjusted EBITDA as an alternative to the GAAP operating measure of net income (loss). In addition, Adjusted EBITDA does not take into account changes in certain assets and liabilities as well as interest and income taxes that can affect cash flows. Management does not intend the presentation of these non-GAAP measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP. These non-GAAP measures should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP.

Conference Call

Cinedigm will host a conference call to discuss its financial results at 4:30 p.m. EST on November 16, 2017.

To participate in the conference call, please dial (877) 754-5303 or for international callers (678) 894-3030 at least five minutes prior to the start of the call. No passcode is required. An audio webcast of the call will be accessible at http://investor.cinedigm.com/events.cfm. To listen to the live webcast, please visit the site prior to the start of the call in order to register, download and install any necessary audio software.

For those unable to participate during the live broadcast, a replay will be available beginning November 16, 2017 at 7:30 p.m. EST, through November 21, 2017 at 7:30 p.m. EST. To access the replay, dial (855) 859-2056 (U.S.) or (404) 537-3406 (International) and use passcode: 5998739.

About Cinedigm

Cinedigm powers custom content solutions to the world’s largest retail, media and technology companies. We provide premium feature films and series to digital platforms including iTunes, Netflix, and Amazon, cable and satellite providers including Comcast, Dish Network and DirecTV, and major retailers including Walmart and Target. Leveraging Cinedigm’s unique capabilities, content and technology, the Company has emerged as a leader in the fast-growing over-the-top channel business, with four channels under management that reach hundreds of millions of devices while also providing premium content and service expertise to the entire OTT ecosystem. Learn more about Cinedigm at www.cinedigm.com

Cinedigm™ and Cinedigm Digital Cinema Corp™ are trademarks of Cinedigm Corp. www.cinedigm.com. [CIDM-E]

Safe Harbor Statement
Investors and readers are cautioned that certain statements contained in this document, as well as some statements in periodic press releases and some oral statements of Cinedigm officials during presentations about Cinedigm, along with Cinedigm’s filings with the Securities and Exchange Commission, including Cinedigm’s registration statements, quarterly reports on Form 10-Q and annual report on Form 10-K, are “forward-looking’’ statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act’’). Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as “expects,” “anticipates,’’ “intends,’’ “plans,’’ “could,” “might,” “believes,’’ “seeks,” “estimates’’ or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by Cinedigm’s management, are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are subject to various risks, uncertainties and assumptions about Cinedigm, its technology, economic and market factors and the industries in which Cinedigm does business, among other things. These statements are not guarantees of future performance and Cinedigm undertakes no specific obligation or intention to update these statements after the date of this release.

For more information:

Jill Newhouse Calcaterra

Cinedigm

jcalcaterra@cinedigm.com

310-466-5135

CINEDIGM CORP.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except for share and per share data)

	September 30, 2017	March 31, 2017
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$9,661	$12,566
Accounts receivable, net	26,280	53,608
Inventory	811	1,137
Unbilled revenue	4,668	5,655
Prepaid and other current assets	12,557	13,484
Total current assets	53,977	86,450
Restricted cash	1,000	1,000
Property and equipment, net	25,541	33,138
Intangible assets, net	17,439	20,227
Goodwill	8,701	8,701
Debt issuance costs	546	260
Other assets	1,447	1,558
Total assets	$108,651	$151,334
LIABILITIES AND DEFICIT
Current liabilities
Accounts payable and accrued expenses	$61,306	$73,679
Current portion of notes payable	58,746	19,599
Current portion of notes payable, non-recourse	3,813	6,056
Current portion of capital leases	8	66
Current portion of deferred revenue	2,059	2,461
Total current liabilities	125,932	101,861
Notes payable, non-recourse, net of current portion and unamortized debt issuance costs and debt discounts of $2,430 and $2,701 respectively	42,519	55,048
Notes payable, net of current portion and unamortized debt issuance costs and debt discounts of $4,165 and $5,340 respectively	11,670	59,396
Deferred revenue, net of current portion	4,583	5,324
Other long-term liabilities	357	408
Total liabilities	185,061	222,037
Stockholders’ deficit
Preferred stock, 15,000,000 shares authorized; Series A 10% - $0.001 par value per share; 20 shares authorized; 7 shares issued and outstanding at September 30, 2017 and March 31, 2017, respectively. Liquidation preference of $3,648	3,559	3,559
Common stock, $0.001 par value; Class A and Class B stock; Class A stock 25,000,000 shares authorized at September 30, 2017 and March 31, 2017 respectively; 13,745,471 and 11,841,983 shares issued and 13,745,471 and 11,841,983 shares outstanding at September 30, 2017 and March 31, 2017, respectively; $0 and 1,241,000 Class B stock authorized and issued and zero shares outstanding at September 30, 2017 and March 31, 2017, respectively	14	12
Additional paid-in capital	294,494	287,393
Accumulated deficit	(373,193)	(360,415)
Accumulated other comprehensive loss	(53)	(38)
Total stockholders’ deficit of Cinedigm Corp.	(75,179)	(69,489)
Deficit attributable to noncontrolling interest	(1,231)	(1,214)
Total deficit	(76,410)	(70,703)
Total liabilities and deficit	$108,651	$151,334

CINEDIGM CORP.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except for share and per share data)

	Three Months Ended September 30,		Six Months Ended September 30,
	2017	2016	2017	2016
Revenues	$16,278	$23,880	$31,518	$46,355
Costs and expenses:
Direct operating (excludes depreciation and amortization shown below)	4,041	4,902	8,107	10,590
Selling, general and administrative	6,247	5,239	12,565	11,674
Provision for doubtful accounts	949	—	949	—
Restructuring expenses, net	—	20	—	110
Depreciation and amortization of property and equipment	3,645	7,763	8,002	16,287
Amortization of intangible assets	1,395	1,464	2,790	2,927
Total operating expenses	16,277	19,388	32,413	41,588
Income (loss) from operations	1	4,492	(895)	4,767
Interest expense, net	(3,975)	(5,111)	(8,016)	(10,046)

Debt conversion expense and loss on extinguishment of notes payable	(3,205)	—	(3,205)	—
Other (expense) income, net	(133)	141	(202)	266
Change in fair value of interest rate derivatives	43	38	83	65
Loss from operations before income taxes	(7,269)	(440)	(12,235)	(4,948)
Income tax expense	(196)	(43)	(382)	(110)
Net loss	(7,465)	(483)	(12,617)	(5,058)
Net loss attributable to noncontrolling interest	11	15	17	36
Net loss attributable to controlling interests	(7,454)	(468)	(12,600)	(5,022)
Preferred stock dividends	(89)	(89)	(178)	(178)
Net loss attributable to common stockholders	$(7,543)	$(557)	$(12,778)	$(5,200)
Net loss per Class A and Class B common stock attributable to common stockholders - basic and diluted:
Net loss attributable to common stockholders	$(0.60)	$(0.08)	$(1.07)	$(0.75)
Weighted average number of Class A and Class B common stock outstanding: basic and diluted	12,650,909	7,235,435	11,958,601	6,931,114

	Three Months Ended September 30,
($ in thousands)	2017	2016
Net loss	$(7,465)	$(483)
Add Back:
Income tax expense	196	43
Depreciation and amortization of property and equipment	3,645	7,763
Amortization of intangible assets	1,395	1,464
Interest expense, net	3,975	5,111
Debt conversion expense and loss on extinguishment of notes payable	3,205	—
Other (expense) income, net	233	(141)
Change in fair value of interest rate derivatives	(43)	(38)
Provision for doubtful accounts	393	—
Stock-based compensation and expenses	330	742
Restructuring, transition and acquisition expenses, net	—	20
Net loss attributable to noncontrolling interest	11	15
Adjusted EBITDA	$5,875	$14,496

Adjustments related to the Phase I and Phase II Deployments:
Depreciation and amortization of property and equipment	$(3,476)	$(7,509)
Amortization of intangible assets	(12)	(12)
Provision for doubtful accounts	(393)	—
Income from operations	(2,971)	(4,945)
Adjusted EBITDA from non-deployment businesses	$(977)	$2,030

	Six Months Ended September 30,
($ in thousands)	2017	2016
Net loss	$(12,617)	$(5,058)
Add Back:
Income tax expense	382	110
Depreciation and amortization of property and equipment	8,002	16,287
Amortization of intangible assets	2,790	2,927
Interest expense, net	8,016	10,046
Debt conversion expense and loss on extinguishment of notes payable	3,205	—
Other (expense) income, net	502	(266)
Change in fair value of interest rate derivatives	(83)	(65)
Provision for doubtful accounts	393	—
Stock-based compensation and expenses	647	1,020
Restructuring, transition and acquisition expenses, net	—	110
Net loss attributable to noncontrolling interest	17	36
Adjusted EBITDA	$11,254	$25,147

Adjustments related to the Phase I and Phase II Deployments:
Depreciation and amortization of property and equipment	$(7,677)	$(15,781)
Amortization of intangible assets	(23)	(23)
Provision for doubtful accounts	(393)	—
Income from operations	(5,573)	(8,538)
Adjusted EBITDA from non-deployment businesses	$(2,412)	$805